                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       August 3, 2004
                                                       --------------

                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)


         NEW YORK                       1-5452                15-0405700
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission           (I.R.S. Employer
         of incorporation)            File Number)      Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                          13421
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (315) 361-3000
                                                     --------------

Former name or former address, if changed since last report   N/A
                                                              ---

Item 4.  Changes in Registrant's Certifying Public Accountant.

      (a) Previous Independent Accountant.

               As previously announced by Oneida Ltd. (the "Company"), PricewaterhouseCoopers LLP notified the Company on May 6, 2004 that it declined to stand for re-election as the Company's independent accountant.

      (b) New Independent Accountant.

               On July 7, 2004, the Audit Committee of the Company's Board of Directors approved the appointment of the accounting firm of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ended January 29, 2005, subject to the favorable completion of BDO Seidman, LLP's internal approval process. On August 3, 2004 BDO Seidman, LLP informed the Company that it had completed its internal approval process and accepts the appointment as the Company's independent accountants for the Company fiscal year ended January 29, 2005. The Company has had no consultations with BDO Seidman, LLP at any time during the Company's two most recent fiscal years or any subsequent interim period prior the engagement of BDO Seidman, LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ONEIDA LTD.

                                            By: /s/ PETER J. KALLET
                                                -------------------------
                                                Peter J. Kallet
                                                Chairman of the Board, President
                                                And Chief Executive Officer

Dated: August 6, 2004